Jefferies 2016 Energy Conference November 29, 2016 Exhibit 99.1

Forward Looking Statements This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliation to U.S. GAAP financial measures are included on our website and/or at the end of this presentation. The Red Circular Rig Logo, the Universal Logo, and the terms PATTERSON UTI, and APEX are registered trademarks of Patterson–UTI Energy, Inc.

Contract Drilling High quality fleet of land drilling rigs including 161 APEX® rigs Leader in walking rig technology for pad drilling applications Large footprint across North American drilling markets Patterson-UTI reported results for the nine months ended September 30, 2016 3

Pressure Pumping High quality fleet of modern pressure pumping equipment Strong reputation for regional knowledge and efficient operations Concentrated footprint provides economies of scale 4 Patterson-UTI reported results for the nine months ended September 30, 2016

Contract Drilling

High Quality Drilling Rigs 6 161 APEX® Rigs

The APEX-XK® Enhanced X-Y mobility Walk with full set-back of pipe in mast More efficient rig up / rig down Walking times average 45 minutes for 10’ – 15’ well spacing Advanced environmental spill control integrated into drilling floor Reduced number of truck loads for rig moves 52 APEX-XK 1500® and four APEX-XK 1500L™ rigs in fleet http://patenergy.com/drilling/technology 7

APEX-XK® Integrated Walking System 8

APEX-XK® Rig Walking on Pad http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK® Rig 9

West Texas 19 Rigs Large Geographic Footprint PTEN’s Active Rig Count by Region as of November 22, 2016 Appalachia 15 Rigs East Texas 4 Rigs Mid-Continent 7 Rigs Rockies 6 Rigs South Texas 9 Rigs North Dakota 6 Rigs 10 Canada 2 Rigs http://patenergy.com/

Drilling Technologies Designs, manufactures and services high-spec rig components with a recent focus on top drive technology Enhances the Patterson-UTI technology portfolio and engineering capabilities A highly talented group of people with a tremendous amount of experience 11

Pressure Pumping

Managing Supply Chain 13 Developing strategic relationships around critical materials and services to: Manage supply volumes during a recovery Mitigate potential cost inflation Leveraging technologies to improve operational efficiencies and reduce cost

Modern Pumping Equipment 14 Modern triplex pumps defined as being placed in service within the last seven years.

Southwest Region: Northeast Region: Fracturing horsepower: 662,000 Other horsepower: 31,230 Fracturing horsepower: 353,800 Other horsepower: 55,400 Market Focus Provides Economies of Scale Pressure Pumping Areas Horsepower distribution as of September 30, 2016 15

Technology Focused PropLogic™ Sand Management System 16 Fully enclosed well-site sand management system More accurate than conventional sand trailers/bins More efficient use of proppant as less sand is wasted

Technology Focused PowderStim® Dry Friction Reducer 17 System hydrates powder form of friction reducer directly into the fluid stream Logistically safer and more efficient compared to liquefied friction reducers Successful with both fresh water and heavy brines More cost effective by utilizing produced water

Technology Focused Comprehensive Lab Services 18 Ability to test vendors’ chemicals enhances quality controls Unique in-house friction flow loop test assembly for faster test results In-house lab services are faster and more cost efficient than outsourcing

Strong Financial Position

Investing in Our Company 20 Capital Expenditures and Acquisitions ($ in millions) 2016 Capital expenditure forecast as of October 27, 2016

Strong Financial Position 21% Debt/ Total Cap* Stockholder’s Equity 4.97% Series A notes Due October 5, 2020 4.27% Series B notes Due June 14, 2022 Revolving Credit Facility Maturing March 27, 2019 21 * Debt and equity balances as of September 30, 2016. The total debt balance of $615 million includes $1.6 million of debt issuance costs. Capital Structure* ($ in millions)

Total Liquidity 22 $37 million cash as of September 30, 2016 $500 million revolver through September 27, 2017 $358 million of revolver extended through March 27, 2019 Subject to a borrowing base comprised of eligible cash, inventory, receivables and equipment $15 million outstanding with available borrowing capacity of $317 million as of September 30, 2016 No term debt maturities until October 2020 $300 million term loan matures October 2020 $300 million term loan matures June 2022

Why Invest in Patterson-UTI Energy? High Quality Assets 161 APEX® rigs comprised primarily of 1500 horsepower and pad capable rigs Creating value through focus on well site execution Technology leader Leader in walking rigs for pad drilling Innovator in deploying latest technologies for pressure pumping Financially flexible Strong balance sheet History of share buybacks Dividends Scalable business structure 23

Additional References

  Three Months Ended September 30, Nine Months Ended June 30, 2016 2015 2016 2015   Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)(1): Net loss $ (84,143) $ (225,978) $ (240,512) $ (235,828) Income tax benefit (49,428) (112,452) (133,885) (120,452) Net interest expense 10,181 8,931 31,449 26,120 Depreciation, depletion, amortization and impairment 163,464 332,151 511,209 689,457 Impairment of goodwill - 124,561 - 124,561 Adjusted EBITDA $ 40,074 $ 127,213 $ 168,261 $483,858       Total revenue $ 206,133 $422,251 $ 668,979 $1,552,711           Adjusted EBITDA margin (Adjusted EBITDA / Total Revenue) 19.4% 30.1% 25.2% 31.2%           Adjusted EBITDA by operating segment:         Contract drilling $ 47,866 $ 123,500 $ 183,822 $ 443,783 Pressure pumping (1,982) 11,791 5,004 73,211 Oil and natural gas 2,438 3,508 7,387 12,247 Corporate and other (8,248) (11,586) (27,952) (45,383) Consolidated Adjusted EBITDA $ 40,074 $ 127,213 $ 168,261 $ 483,858 (1) The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) to help in the assessment of ongoing operating performance. These non-U.S. GAAP financial measures are reconciled to their most directly comparable U.S. GAAP measures in the tables above. We define Adjusted EBITDA as net income (loss) plus net interest expense, income tax expense (benefit) and depreciation, depletion, amortization and impairment expense. We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.  Adjusted EBITDA is not defined by U.S. GAAP and, as such, should not be construed as an alternative to net income (loss). PATTERSON-UTI ENERGY, INC. Non-U.S. GAAP Financial Measures (Unaudited) (dollars in thousands) Non-U.S. GAAP Financial Measures 25